                                                                  EXHIBIT 10.2.a

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                            Dated as of June 25, 2004

                                       to

                          SALE AND SERVICING AGREEMENT

                            Dated as of June 5, 2003

            THIS AMENDMENT NO. 1 to SALE AND SERVICING AGREEMENT ("Amendment") is entered into as of June 25, 2004 by and among BAY VIEW AUTO RECEIVABLES OWNER TRUST, a statutory trust established under the laws of the State of Delaware, as issuer (the "Issuer"), BAY VIEW RECEIVABLES CORPORATION, a corporation established under the laws of the State of Delaware, as depositor (the "Depositor"), BAY VIEW ACCEPTANCE CORPORATION ("Bay View Acceptance"), a Nevada corporation, as servicer (the "Servicer") and as contributor (the "Contributor"), JPMORGAN CHASE BANK, as indenture trustee (the "Indenture Trustee"), and Systems & Services Technologies, Inc., as backup servicer (the "Backup Servicer").

                             PRELIMINARY STATEMENTS

            A. The Issuer, Depositor, Servicer, Contributor, Indenture Trustee and Backup Servicer are parties to that certain Sale and Servicing Agreement dated as of June 5, 2003 (as the same may be amended, restated, supplemented or otherwise modified the "SSA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the SSA.

            B. The parties hereto have agreed to amend the SSA as set forth herein.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to the SSA. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the SSA is hereby amended as follows:

            1.1 Sections 3.02(a)(iii), (v) and (xiv) are hereby amended by deleting the references therein to the "Soldiers' and Sailors' Civil Relief Act of 1940" and replacing them with references to the "Servicemembers' Civil Relief Act of 2003".

            1.2 Section 3.02(a)(xxv) of the SSA is hereby amended by restating subparagraphs (A), (B), (G), (H) and (I) thereof as follows:

      (A) no more than (i) 35% (determined by the Aggregate Receivable Balance) of all of the Receivables pledged to the Indenture Trustee, after taking into consideration the Subsequent Receivables pledged to the Indenture Trustee on such Funding Date, shall have been originated in California and
      (ii) 22% (determined by the Aggregate Receivable Balance) of all of the Receivables pledged to the Indenture Trustee, after taking into consideration the Subsequent Receivables pledged to the Indenture Trustee on such Funding Date, shall have been originated in Texas;

      (B) no more than 18% (determined by the Aggregate Receivable Balance) of all of the Receivables pledged to the Indenture Trustee, after taking into consideration the Subsequent Receivables pledged to the Indenture Trustee on such Funding Date, shall have been originated in any Core State other than California or Texas;

      (G) no more than 35% (determined by the Aggregate Receivable Balance) of all of the Receivables pledged to the Indenture Trustee, after taking into consideration the Subsequent Receivables pledged to the Indenture Trustee on such Funding Date, shall have an original term of more than 84 months;

      (H) no more than 85% (determined by the Aggregate Receivable Balance) of all of the Receivables pledged to the Indenture Trustee, after taking into consideration the Subsequent Receivables pledged to the Indenture Trustee on such Funding Date, shall have an original term of more than 72 months;

      (I) no more than 65% (determined by the Aggregate Receivable Balance) of all of the Receivables pledged to the Indenture Trustee, after taking into consideration the Subsequent Receivables pledged to the Indenture Trustee on such Funding Date, shall have been, at the time of origination thereof, associated with a Financed Vehicle which is a used vehicle;

            1.3 Section 6.07(c) of the SSA is hereby amended by inserting the phrase "on or before" immediately preceding the phrase "April 15th of each year" in the second line thereof.

            1.4 Section 10.01(j) of the SSA is hereby amended by restating it as follows:

      (j) Any material change made by the Servicer to its Collection Policy with respect to the Receivables without prior written consent of the Agent;

            1.5 Section 10.05 of the SSA is hereby amended by deleting the reference therein to "Majority Holders" and replacing it with a reference to "Supermajority Holders".

            1.6 Section 13.01 of the SSA is hereby amended by adding the following proviso at the end of the first sentence thereof:

            ; provided, further, that no such amendment shall amend or modify any provision of Section 3.02(a) hereof without the consent of the Supermajority Holders.

            SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first above written, upon receipt by the Indenture Trustee of four (4) copies of this

Amendment duly executed by each of the parties hereto and consented to by the Majority Holders as required by Section 13.01 of the SSA.

            SECTION 3. Covenants, Representations and Warranties of the Issuer, Depositor, Servicer and Backup Servicer.

            3.1 Upon the effectiveness of this Amendment, each of the Issuer, Depositor, Servicer and Backup Servicer hereby reaffirms all covenants, representations and warranties made by it, as the same are amended hereby, in the SSA and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

            3.2 Each of the Issuer, Depositor, Servicer and Backup Servicer hereby represents and warrants as to itself that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and each of the Issuer, Depositor and the Servicer hereby represents and warrants that upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes a Termination Event, Servicer Event of Default or Event of Default, or which would constitute a Termination Event, Servicer Event of Default or Event of Default, but for the requirement that notice be given or time elapse or both.

            SECTION 4. Reference to and Effect on the SSA.

            4.1 Upon the effectiveness of this Amendment, each reference in the SSA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the SSA as amended hereby, and each reference to the SSA in any other document, instrument or agreement executed and/or delivered in connection with the SSA shall mean and be a reference to the SSA as amended hereby.

            4.2 Except as specifically amended hereby, the SSA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Indenture Trustee, the Agent or the Noeholders under the SSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 8. Fees and Expenses. The Servicer hereby confirms its agreement to pay on demand all reasonable costs and expenses of the parties hereto and the parties requiring to consent hereto in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel.

                                    * * * * *

IN WITNESS WHEREOF, the Issuer, the Depositor, the Indenture Trustee and the Servicer and the Backup Servicer have caused this First Amendment to Sale and Servicing Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

                                   BAY VIEW AUTO RECEIVABLES OWNER TRUST,
                                   as Issuer

                                   By: WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but solely
                                       as Owner Trustee on behalf of the Issuer

                                   By: /s/ Mary Kay Pupillo
                                       -----------------------------------------
                                       Name:  Mary Kay Pupillo
                                       Title: Assistant Vice President

                                Signature Page to
                             Amendment No. 1 to SSA

                                   BAY VIEW RECEIVABLES CORPORATION, as
                                     Depositor

                                   By: /s/ John Okubo
                                       -----------------------------------------
                                       Name:  John Okubo
                                       Title: Chief Financial Officer

                                Signature Page to
                             Amendment No. 1 to SSA

                                   JPMORGAN CHASE BANK, as Indenture Trustee

                                   By: /s/ Joseph Costantino
                                       -----------------------------------------
                                       Name:  Joseph Costantino
                                       Title: Assistant Vice President

                                Signature Page to
                             Amendment No. 1 to SSA

                                   SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                   Backup Servicer

                                   By: /s/ Kimberly K. Costa
                                       -----------------------------------------
                                       Name:  Kimberly K. Costa
                                       Title: Vice President

                                Signature Page to
                             Amendment No. 1 to SSA

                                   BAY VIEW ACCEPTANCE CORPORATION, as
                                     Servicer and as Contributor

                                   By: /s/ John Okubo
                                       -----------------------------------------
                                       Name:  John Okubo
                                       Title: Chief Financial Officer

CONSENTED AND AGREED TO:

SHEFFIELD RECEIVABLES CORPORATION,
as Noteholder

By: BARCLAYS BANK PLC,
    as its attorney-in-fact

By  /s/ Janette Lieu
    ------------------------------
    Name:  Janette Lieu
    Title: Director

BARCLAYS BANK PLC,
as Noteholder

By  /s/ Pierre Duleyrie
    ------------------------------
    Name:  Pierre Duleyrie
    Title: Director

UBS REAL ESTATE SECURITIES INC.
as Noteholder

By  /s/ Shahid Quraishi
    ------------------------------
    Name:  Shahid Quraishi
    Title: Managing Director

UBS REAL ESTATE SECURITIES INC.
as Noteholder

By  /s/ Tamer El-Rayess
    ------------------------------
    Name:  Tamer El-Rayess
    Title: Director

                                Signature Page to
                             Amendment No. 1 to SSA